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EXHIBIT 99.1

CERTIFICATION FILED PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED BY
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Lone Star Technologies, Inc. (the "Company") on Form 10-Q for the period ending June 30, 2003 as filed with the Securities and Exchange Commission (the "Report"), each of the undersigned hereby certifies in his capacity as an officer of the Company, pursuant to 18 U.S.C. § 1350, as adopted by § 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

  1.
  The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  2.
  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ RHYS J. BEST Rhys J. Best Chief Executive Officer	/s/ CHARLES J. KESZLER Charles J. Keszler Chief Financial Officer
Date: July 18, 2003

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  EXHIBIT 99.1
CERTIFICATION FILED PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED BY SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002